Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.8692%



        Excess Protection Level
          3 Month Average   4.74%
          May, 1997   4.52%
          April, 1997   3.81%
          March, 1997   5.87%


        Cash Yield                                  17.28%


        Investor Charge Offs                         4.53%


        Base Rate                                    8.23%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,186,442,872.50